Exhibit 10.20

Execution Version

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of November 17, 2021 (this “Agreement”), is entered into by each Grantor that is a signatory hereto, in favor of BANK OF MONTREAL (“BMO”), as collateral agent for the Secured Parties (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Collateral Agent”).

Reference is made to (a) the Guarantee and Collateral Agreement, dated as of November 17, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among Altra Industrial Motion Corp., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto and the Collateral Agent and (b) the Credit Agreement dated as of November 17, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto and BMO, as administrative agent and as collateral agent. The Lenders have agreed to extend credit to the Company and the Designated Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Each Grantor will derive substantial benefits from the extension of credit pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement or the Guarantee and Collateral Agreement, as applicable. The rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns, pledges and grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of its right, title and interest in, to and under any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”):

(i)
all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), including those listed on Schedule I attached hereto;

(ii)
all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein;

(iii)
income, fees, royalties, damages, claims and payments now and hereafter due and/or payable with respect to any of the foregoing; and

(iv)
rights to sue for past, present and future infringement, misappropriation or other violations of any of the foregoing.

SECTION 3. Security Agreement. The security interests granted to the Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Collateral Agent pursuant to the Guarantee and Collateral Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Patent Collateral are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Guarantee and Collateral Agreement, the terms of the Guarantee and Collateral Agreement shall govern.

SECTION 4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.

SECTION 5. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

[Remainder of page intentionally left blank]

2

IN WITNESS WHEREOF, the pa11ies hereto have duly executed this Agreement as of the day and year first above written.

AMERICAN PRECISION INDUSTRIES, INC. INERTIA DYNAMICS, LLC

JACOBS VEHICLE SYSTEMS, INC.

KILIAN MANUFACTURING CORPORATION KOLLMORGEN CORPORATION

TB WOOD'S INCORPORATED

THOMSON INDUSTRIES, INC. WARNER ELECTRIC LLC,

as Grantors

By: /s/ Todd Patriacca

Name: Todd Patriacca

Title: Treasurer

[Signature Page to Patent Security Agreement]

BANK OF MONTREAL,

as Collateral Agent

By: /s/ Matthew Gerber

/s/

Name: Matthew Gerber Title: Managing Director

[Signature Page to Patent Security Agreement]

United States Patents and Patent Applications

SCHEDULE I

Patents

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
American Precision Industries, Inc.	United States	Permanent Magnet Wrap Spring Clutch	12/434,815	05/04/2009	8,256,598	09/04/2012	12/20/2030
American Precision Industries, Inc.	United States	Contaminant Resistant Motors for Surgical Instruments	15/466,762	03/22/2017	10,389,202	08/20/2019	07/29/2037

Inertia Dynamics, LLC	United States	Wrap Spring Clutch Coupling With Quick Release Feature	12/868,007	08/25/2010	8,439,177	05/14/2013	08/23/2031
Inertia Dynamics, LLC	United States	Wrap Spring Clutch Coupling With Forced Spring Clearance Disengagement	12/968,972	12/15/2010	8,695,773	04/15/2014	05/02/2032
Inertia Dynamics, LLC	United States	Cable Wrap Clutch With Torque Limiter Shutoff and Operator Control Re-Engagement	15/159,044	05/19/2016	10,066,680	09/04/2018	12/07/2036

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Method and System for Engine Braking in an Internal Combustion Engine Using a Stroke Limited High Pressure Engine Brake	10/101,629	03/21/2002	6,866,017	03/15/2005	06/08/2022
Jacobs Vehicle Systems, Inc.	United States	Lost Motion System and Method for Fixed-Time Valve Actuation	10/246,670	09/19/2002	6,694,933	02/24/2004	09/19/2022
Jacobs Vehicle Systems, Inc.	United States	Integrated Primary and Auxiliary Valve Actuation System	10/342,178	01/15/2003	6,854,433	02/15/2005	01/21/2023
Jacobs Vehicle Systems, Inc.	United States	Compact Lost Motion System for Variable Valve Actuation	10/408,254	04/08/2003	6,883,492	04/26/2005	04/24/2023
Jacobs Vehicle Systems, Inc.	United States	Compact Lost Motion System for Variable Valve Actuation	11/102,804	04/11/2005	7,152,576	12/26/2006	06/19/2023

Jacobs Vehicle Systems, Inc.	United States	System and Method for Internal Exhaust Gas Recirculation	10/660,508	09/12/2003	6,827,067	12/07/2004	09/12/2023

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	System and Method for Modifying Engine Valve Lift	10/816,828	04/05/2004	6,920,868	07/26/2005	09/12/2023
Jacobs Vehicle Systems, Inc.	United States	Multiple Slave Piston Valve Actuation System	10/733,516	12/12/2003	7,559,300	07/14/2009	05/25/2026
Jacobs Vehicle Systems, Inc.	United States	System and Method of Retaining Hydraulic Fluid in a Hydraulic Valve Actuation System	10/737,932	12/18/2003	7,059,283	06/13/2006	12/18/2023
Jacobs Vehicle Systems, Inc.	United States	Engine Braking Method and Apparatus	10/739,098	12/19/2003	7,162,996	01/16/2007	06/02/2024
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation System With Valve Seating Control	10/826,404	04/19/2004	7,156,062	01/02/2007	04/19/2024
Jacobs Vehicle Systems, Inc.	United States	System and Method for Valve Actuation	11/012,324	12/16/2004	7,069,888	07/04/2006	12/16/2024

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Apparatus and Method for Controlling Exhaust Pressure	11/030,895	01/10/2005	7,350,502	04/01/2008	01/10/2025
Jacobs Vehicle Systems, Inc.	United States	System and Method for Multi-Lift Valve Actuation	11/059,378	02/17/2005	7,066,159	06/27/2006	02/17/2025
Jacobs Vehicle Systems, Inc.	United States	Valve Bridge With Integrated Lost Motion System	11/079,249	03/15/2005	7,905,208	03/15/2011	02/16/2026
Jacobs Vehicle Systems, Inc.	United States	Valve Bridge With Integrated Lost Motion System	13/004,695	01/11/2011	8,578,901	11/12/2013	04/01/2025
Jacobs Vehicle Systems, Inc.	United States	Primary and Offset Actuator Rocker Arms for Engine Valve Actuation	11/123,063	05/06/2005	7,392,772	07/01/2008	05/06/2025
Jacobs Vehicle Systems, Inc.	United States	Method of Modifying Exhaust Valve Timing to Improve Engine Performance	11/159,275	06/23/2005	7,237,540	07/03/2007	12/22/2023

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Combined Exhaust Restriction and Variable Valve Actuation	11/202,201	08/12/2005	7,954,465	06/07/2011	03/17/2028
Jacobs Vehicle Systems, Inc.	United States	System and Method for Hydraulic Valve Actuation	11/290,518	12/01/2005	7,555,998	07/07/2009	12/01/2025
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation System With Valve Seating Control	11/401,260	04/11/2006	8,453,613	06/04/2013	02/04/2031
Jacobs Vehicle Systems, Inc.	United States	Self-Adjusting Valve Catch With Valve Seating Control	12/233,312	09/18/2008	8,079,338	12/20/2011	11/29/2027
Jacobs Vehicle Systems, Inc.	United States	Method of Operating an Engine Brake	11/429,225	05/08/2006	7,284,533	10/23/2007	05/08/2026
Jacobs Vehicle Systems, Inc.	United States	Finger Follower Lost Motion Valve Actuation System With Locating Link	11/524,292	09/21/2006	7,600,497	10/13/2009	11/14/2027

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation System and Method of Driving Two Slave Pistons With One Master Piston	11/637,047	12/12/2006	7,665,432	02/23/2010	03/09/2027
Jacobs Vehicle Systems, Inc.	United States	Engine Brake Apparatus	11/976,793	10/29/2007	7,793,624	09/14/2010	02/14/2028
Jacobs Vehicle Systems, Inc.	United States	Method for Variable Valve Actuation to Provide Positive Power and Engine Braking	12/073,020	02/28/2008	7,565,896	07/28/2009	02/28/2028
Jacobs Vehicle Systems, Inc.	United States	Engine Brake Having an Articulated Rocker Arm and a Rocker Shaft Mounted Housing	12/076,173	03/14/2008	7,823,553	11/02/2010	04/27/2029
Jacobs Vehicle Systems, Inc.	United States	Individua Rocker Shaft and Pedestal Mounted Engine Brake	12/754,346	04/05/2010	8,528,508	09/10/2013	04/27/2029

Jacobs Vehicle Systems, Inc.	United States	Rocker Shaft Pedestal Incorporating an Engine Valve	13/080,497	04/05/2011	8,726,863	05/20/2014	11/24/2028

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
		Actuation System or Engine Brake
Jacobs Vehicle Systems, Inc.	United States	Variable Valve Actuation System	12/155,243	05/30/2008	8,087,392	01/03/2012	05/01/2030
Jacobs Vehicle Systems, Inc.	United States	Engine braking apparatus with mechanical linkage and lash adjustment	12/217,813	07/09/2008	7,789,065	09/07/2010	12/30/2028
Jacobs Vehicle Systems, Inc.	United States	Engine braking apparatus with mechanical linkage and lash adjustment	12/854,716	08/11/2010	7,909,017	03/22/2011	07/09/2028
Jacobs Vehicle Systems, Inc.	United States	Dedicated Rocker Arm Engine Brake	13/257,240	04/27/2009	8,851,048	10/07/2014	12/13/2030

Jacobs Vehicle Systems, Inc.	United States	Lost Motion Variable Valve Actuation System for Engine Braking and Early Exhaust Opening	12/436,573	05/06/2009	7,712,449	05/11/2010	05/06/2029

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Exhaust Brake	12/483,854	06/12/2009	7,735,466	06/15/2010	06/12/2029
Jacobs Vehicle Systems, Inc.	United States	Bias System for Dedicated Engine Braking Rocker Arm in a Lost Motion System	12/533,702	07/31/2009	7,971,569	07/05/2011	12/30/2029
Jacobs Vehicle Systems, Inc.	United States	Bias System for Dedicated Engine Braking Rocker Arm in a Lost Motion System	13/160,112	06/14/2011	8,151,763	04/10/2012	07/31/2029
Jacobs Vehicle Systems, Inc.	United States	Lost Motion Variable Valve Actuation System With Valve Catch Piston	12/852,115	08/06/2010	8,516,984	08/27/2013	03/10/2031
Jacobs Vehicle Systems, Inc.	United States	Combined Engine Braking and Positive Power Engine Lost Motion Valve Actuation System	13/192,330	07/27/2011	8,936,006	01/20/2015	01/17/2033

Jacobs Vehicle Systems, Inc.	United States	Combined Engine Braking and Positive Power Engine Lost Motion Valve Actuation System	14/274,899	05/12/2014	10,851,717	12/01/2020	12/22/2031

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Combined Engine Braking and Positive Power Engine Lost Motion Valve Actuation System	16/689,937	11/20/2019
Jacobs Vehicle Systems, Inc.	United States	Primary and Auxiliary Rocker Arm Assembly for Engine Valve Actuation	13/481,026	05/25/2012	8,627,791	01/14/2014	05/25/2032
Jacobs Vehicle Systems, Inc.	United States	Method and System for Engine Cylinder Decompression	13/624,478	09/21/2012	8,863,726	10/21/2014	09/21/2032
Jacobs Vehicle Systems, Inc.	United States	Engine System and Operation Method Using Engine Braking Mechanisms for Early Exhaust Valve Opening	14/008,811	02/25/2013	9,234,467	01/12/2016	02/25/2033

Jacobs Vehicle Systems, Inc.	United States	Engine System and Operation Method Using Engine Braking Mechanisms for Early Exhaust Valve Opening	14/954,413	11/30/2015	9,845,713	12/19/2017	02/25/2033

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Systems and Methods for Hydraulic Lash Adjustment in an Internal Combustion Engine	13/946,860	07/19/2013	9,200,541	12/01/2015	07/19/2033
Jacobs Vehicle Systems, Inc.	United States	Integrated Lost Motion Rocker Brake With Automatic Reset	14/035,707	09/24/2013	9,016,249	04/28/2015	12/05/2033
Jacobs Vehicle Systems, Inc.	United States	Rocker Latch for Controlling Engine Valve Actuation	14/133,090	12/18/2013	9,410,455	08/09/2016	08/12/2034
Jacobs Vehicle Systems, Inc.	United States	Start of an Internal Combustion Engine With at Least One Engine Valve in an Open State During Cranking	15/184,904	06/16/2016	9,739,184	08/22/2017	12/18/2033
Jacobs Vehicle Systems, Inc.	United States	Apparatus and System Comprising Integrated Master- Slave Pistons for Actuating Engine Valves	14/188,867	02/25/2014	9,068,478	06/30/2015	02/25/2034

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Intra-Cylinder Auxiliary Actuation of Engine Valves Through Selective Discontinuation of Main Valve Events	14/190,540	02/26/2014	9,347,383	05/24/2016	09/03/2034
Jacobs Vehicle Systems, Inc.	United States	Controlling Motion of a Movable Part	14/227,122	03/27/2014	9,091,184	07/28/2015	03/27/2034
Jacobs Vehicle Systems, Inc.	United States	Lost Motion Valve Actuation Systems With Locking Elements Including Wedge Locking Elements	14/331,982	07/15/2014	9,790,824	10/17/2017	10/25/2031
Jacobs Vehicle Systems, Inc.	United States	Apparatus and System Comprising Collapsing and Extending Mechanisms for Actuating Engine Valves	14/561,908	12/05/2014	9,512,746	12/06/2016	03/16/2035

Jacobs Vehicle Systems, Inc.	United States	Linkage Between an Auxiliary Motion Source and a Main Motion Load Path in an Internal Combustion Engine	14/735,247	06/10/2015	10,626,763	04/21/2020	09/16/2037

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Linkage Between an Auxiliary Motion Source and a Main Motion Load Path in an Internal Combustion Engine	16/796,653	02/20/2020
Jacobs Vehicle Systems, Inc.	United States	System Comprising an Accumulator Upstream of a Lost Motion Component in a Valve Bridge	14/799,837	07/15/2015	9,702,276	07/11/2017	09/08/2035
Jacobs Vehicle Systems, Inc.	United States	Pushrod Assembly	14/800,092	07/15/2015	10,077,686	09/18/2018	09/16/2035
Jacobs Vehicle Systems, Inc.	United States	Stystem Comprising a Pumping Assembly Operatively Connected to a Valve Actuation Motion Source or Valve Train Compoent	14/846,098	09/04/2015	10,711,662	07/14/2020	09/04/2035

Jacobs Vehicle Systems, Inc.	United States	Lost Motion Assembly in a Valve Bridge for Use with a Valve Train Comprising a	14/858,644	09/18/2015	9,611,767	04/04/2017	10/01/2035

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
		Hydraulic Lash Adjuster
Jacobs Vehicle Systems, Inc.	United States	System and Method of Adjusting Actuating Timing of Valves in a Piston Engine	15/522,529	10/23/2015	10,329,969	06/25/2019	11/05/2035
Jacobs Vehicle Systems, Inc.	United States	Method and Apparatus for Combine Exhaust and Compression Release Engine Braking	15/253,708	08/31/2016	10,132,247	11/20/2018	10/14/2036
Jacobs Vehicle Systems, Inc.	United States	Method and Apparatus for Determining Exhaust Brake Failure	15/390,512	12/25/2016	10,513,989	10/24/2019	10/14/2036
Jacobs Vehicle Systems, Inc.	United States	Lost Motion Differential Valve Actuation	15/272,986	09/22/2016	10,184,363	01/22/2019	09/22/2036

Jacobs Vehicle Systems, Inc.	United States	System for Engine Valve Actuation Comprising Lash- Prevention Valve Actuation Motion	15/280,063	09/29/2016	10,526,936	01/07/2020	11/12/2036

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Removable Valve Bridges and Valve Actuation Systems Including the Same	15/692,773	08/31/2017	10,683,778	06/16/2020	08/31/2037
Jacobs Vehicle Systems, Inc.	United States	Systems and Methods for Counter Flow Management and Valve Motion Sequencing in Enhanced Engine Braking	16/054,701	08/03/2018
Jacobs Vehicle Systems, Inc.	United States	Systems and Methods for Counter Flow Management and Valve Motion Sequencing in Enhanced Engine Braking	16/054,721	08/03/2018	10,753,289	08/25/2020	10/29/2038
Jacobs Vehicle Systems, Inc.	United States	Variable Length Piston Assemblies for Engine Valve Actuation Systems Rocker Arm With Lost Motion Assembly	16/151,803	10/04/2018	10,774,693	09/15/2020	10/04/2038

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Lash Adjustment in Lost Motion Engine Systems	16/186,500	11/10/2018	10,590,810	03/17/2020	11/10/2038
Jacobs Vehicle Systems, Inc.	United States	Lash Adjuster Control in Engine Valve Actuation Systems	16/409,614	05/10/2019
Jacobs Vehicle Systems, Inc.	United States	Rocker Arm Control System	16/295,637	03/07/2019	10,634,019	04/28/2020	03/07/2039
Jacobs Vehicle Systems, Inc.	United States	Systems and Methods for IEGR Using Secondary Intake Valve Motion and Lost- Motion Reset	16/364,355	03/26/2019	11,149,599	10/19/2021	03/26/2039
Jacobs Vehicle Systems, Inc.	United States	Engine Valve Actuation Systems With Lost Motion Valve Train Components Including Collapsing Valve Bridges With Locking Pin	16/455,248	06/27/2019	10,851,682	12/01/2020	06/07/2039

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Systems and Methods for Combined Engine Braking and Lost Motion Exhaust Valve Opening	16/513,608	07/16/2019	11,156,135	10/26/2021	09/10/2039
Jacobs Vehicle Systems, Inc.	United States	Lost Motion Variable Valve Actuation Systems and Methods	16/566,832	09/10/2019
Jacobs Vehicle Systems, Inc.	United States	Response Time in Lost Motion Valve Trains	16/573,660	09/17/2019
Jacobs Vehicle Systems, Inc.	United States	Valve Bridge Systems Comprising Valve Bridge Guide	16/676,140	11/06/2019	10,883,392	01/05/2021	11/06/2039
Jacobs Vehicle Systems, Inc.	United States	Valve Bridge Systems Comprising Valve Bridge Guide	15/929,504	05/06/2020	11,053,819	07/06/2021	11/06/2039

Jacobs Vehicle Systems, Inc.	United States	Valve Bridge Comprising Concave Chambers	17/305,165	07/01/2021

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Finger Follower for Lobe Switching and Single Source Lost Motion	16/706,226	12/06/2019	11,060,426	07/13/2021	12/06/2039
Jacobs Vehicle Systems, Inc.	United States	Finger Follower for Lobe Switching and Single Source Lost Motion	15/929,899	05/28/2020
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation System Comprising Finger Follower for Lobe Switching and Single Source Lost Motion	17/305,637	07/12/2021
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation System Comprising Two Rocker Arms and a Collapsing Mechanism	16/706,701	12/07/2019
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation System Comprising at Least Two Rocker Arms and a One-Way Coupling Mechanism	16/706,704	12/07/2019

Jacobs Vehicle Systems, Inc.	United States	Selective Resetting Lost Motion Engine Valve Train Components	16/743,183	01/15/2020

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Systems Having Deactivator Controller Operatively Connected to Deactivators for at Least Two Cylinders and Methods for Cylinder Deactivation	16/947,239	07/24/2020
Jacobs Vehicle Systems, Inc.	United States	Combined Positive Power and Cylinder Deactivation Operation With Secondary Valve Event	16/947,505	08/04/2020
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation System Comprising in-Series Lost Motion Components for Use in Cylinder Deactivation and Auxillary Valve Actuations	17/247,481	12/12/2020

Jacobs Vehicle Systems, Inc.	United States	Engine Valve Actuation With Handoff Control Between	17/249,090	02/19/2021	11,131,222	09/28/2021	02/19/2041

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Cooperative Vale Actuation Motions
Jacobs Vehicle Systems, Inc.	United States	Single Actuator Valve Sequencing in Cylinder Deactivation and High-Power Density (HPD) Braking Engine Environments	17/301,414	04/01/2021
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation and Sequencing for Cylinder Deactivation and High-Power Density (HPD) Braking	17/301,419	04/02/2021
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation System Comprising Lost Motion and High Lift Transfer Components in a Main Motion Load Path	17/302,475	05/04/2021

Kollmorgen Corporation	United States	Design for Frameless Cartridge Motors	10/067,117	02/04/2002	6,577,036	06/10/2003	02/04/2022

Kollmorgen Corporation	United States	Reaction Force Transfer System	10/155,058	05/24/2002	6,844,635	01/18/2005	05/24/2022

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Kollmorgen Corporation	United States	Highly Efficient Permanent Magnet Brushless Motor	10/624,258	07/21/2003	7,105,973	09/12/2006	07/21/2023
Kollmorgen Corporation	United States	Current Sensor for DC Powered Three Phase Motor Control System	10/655,993	09/05/2003	6,998,800	02/14/2006	05/31/2024
Kollmorgen Corporation	United States	Method for Winding a Stator of Multi-Phase Motors	10/791,422	03/02/2004	7,135,799	11/14/2006	03/02/2024
Kollmorgen Corporation	United States	Method for Winding a Stator of Multi-Phase Motors	11/172,324	06/30/2005	7,152,301	12/26/2006	03/02/2024
Kollmorgen Corporation	United States	Dynamic Braking for Electric Motors	12/481,925	06/10/2009	8,154,228	04/10/2012	07/22/2030
Kollmorgen Corporation	United States	Auto-Tune of a Control System Based on Frequency Response	12/687,385	01/14/2010	8,214,063	07/03/2012	01/02/2031
Kollmorgen Corporation	United States	Environmentally Protected Housingless Generator/Motor	13/091,962	04/21/2011	9,035,503	05/19/2015	10/09/2032
Kollmorgen Corporation	United States	Separable Tooth Tip Armature Construction	13/157,516	06/10/2011	8,786,157	07/22/2014	01/26/2032

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Kollmorgen Corporation	United States	Safe Torque Off Over Network Wiring	13/214,507	08/22/2011	8,566,415	10/22/2013	11/01/2031
Kollmorgen Corporation	United States	Systems and Methods for Supporting Two Different Protocols on a Same Physical Connection	13/294,236	11/11/2011	9,634,863	04/25/2017	11/14/2033
Kollmorgen Corporation	United States	Large Diameter Rotary Motor Driven by Flux Switching	15/154,853	05/13/2016	10,772,578	09/15/2020	12/01/2036
Kollmorgen Corporation	United States	Self-Sanitizing Electrical Machine	15/248,312	08/26/2016	10,383,962	08/20/2019	08/26/2036
Kollmorgen Corporation	United States	Self-Sanitizing Electrical Machine	16/509,795	07/12/2019
Kollmorgen Corporation	United States	Hygienic Motor Cable Vent Connector Apparatus and Method	15/248,538	08/26/2016	10,873,154	12/22/2020	04/05/2038

Kollmorgen Corporation	United States	Hygienic Adapter for Electrical Motors	15/254,680	09/01/2016	10,230,283	03/12/2019	09/09/2037
Kollmorgen Corporation	United States	System and Method for Improved DC	15/274,517	09/23/2016	10,374,468	08/06/2019	08/01/2037

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
		Power Line Communication
Kollmorgen Corporation	United States	System and Method for Improved DC Power Line Communication	16/282,982	02/22/2019	10,770,929	09/08/2020	10/08/2036
Kollmorgen Corporation	United States	Segmented Brushless Stator Interconnect System	15/288,793	10/07/2016	10,468,930	11/05/2019	07/21/2037
Kollmorgen Corporation	United States	Method and Apparatus for Power-Saving, Fail- Safe Control of an Electromechanical Brake	15/411,759	01/20/2017	10,520,050	12/31/2019	01/20/2037
Kollmorgen Corporation	United States	Robot Arm Joint	15/819,174	11/21/2017	11,161,258	11/02/2021	03/30/2039
Kollmorgen Corporation	United States	Method and Apparatus for Limiting the Output Voltages of Switch Mode Power Supplies	16/247,478	01/14/2019	10,840,696	11/17/2020	03/30/2039
Kollmorgen Corporation	United States	System for Measuring Motor Temperature	16/824,370	03/19/2020

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Kollmorgen Corporation	United States	Method and Apparatus for the Safe Limitation of Motor Torque in a Three-Phase Drive	16/926,244	07/10/2020
Kollmorgen Corporation	United States	DC Current Regulator With Supercapacitor	17/037,044	09/29/2020
Kollmorgen Corporation	United States	Motor Drive Enclosure	29/331,633	01/29/2009	D619104	07/06/2010	07/06/2024
Kollmorgen Corporation	United States	Motor Drive Enclosure	29/331,637	01/29/2009	D608300	01/19/2010	01/19/2024

TB Wood's Incorporated	United States	Flexible Coupling Device	11/256,463	10/21/2005	7,390,265	06/24/2008	08/29/2026

Thomson Industries, Inc.	United States	Overload Prevention Device for Permanent Magnet DC Motors	11/461,170	07/31/2006	7,622,876	11/24/2009	03/30/2027
Thomson Industries, Inc	United States	Apparatus and Methods for Controlling Hydraulically- Powered Apparatus	12/909,318	10/21/2010	9,234,582	01/12/2016	09/08/2033
Thomson Industries, Inc.	United States	Linear Motion Bearing With Plate Retaining Structure	13/810,096	07/15/2011	8,702,309	04/22/2014	07/15/2031

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
		Having a Plurality of Pieces
Thomson Industries, Inc.	United States	Linear Motion Bearing With Interlock Structure	13/810,239	07/15/2011	8,979,373	03/17/2015	08/05/2031
Thomson Industries, Inc.	United States	Linear Bearing With Improved Outer Housing Sleeve	14/750,263	06/25/2015	9,512,877	12/06/2016	07/15/2031
Thomson Industries, Inc.	United States	Linear Bearing With Modular Bearing Segments	14/610,344	01/30/2015	9,689,426	06/27/2017	08/31/2031
Thomson Industries, Inc.	United States	Linear Bearing With Nested Bearing Tracks	13/810,264	07/15/2011	9,080,603	07/14/2015	07/15/2031
Thomson Industries, Inc.	United States	Linear Bearing With Nested Bearing Tracks	14/727,158	06/01/2015	9,599,154	03/21/2017	07/15/2031
Thomson Industries, Inc.	United States	Linear Motion Bearing System With Self-Aligning Rail	13/812,608	07/27/2011	9,217,466	12/22/2015	07/27/2031
Thomson Industries, Inc.	United States	Clam Shell Linear Motion Bearing Assembly	13/814,830	08/10/2011	8,998,490	04/07/2015	08/10/2031

Thomson Industries, Inc.	United States	Linear Actuator	13/823,254	09/23/2011	9,453,563	09/27/2016	09/23/2031
Thomson Industries, Inc.	United States	Hybrid Clam-Shell Linear Bearing	13/485,070	05/31/2012	9,212,695	12/15/2015	05/31/2032

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Thomson Industries, Inc.	United States	Taper Lock Apparatus	14/307,949	06/18/2014	9,482,324	11/01/2016	06/18/2034
Thomson Industries, Inc.	United States	Linear Drive Assembly	15/207,656	07/12/2016	9,874,249	01/23/2018	06/18/2034
Thomson Industries, Inc.	United States	Injection Molded Blank for Lead Screw, Rotor-Blank Assembly and Method for Producing Same	14/911,818	07/21/2014	9,735,646	08/15/2017	07/21/2034
Thomson Industries, Inc.	United States	Secondary Drive Coupling for Use With a Shaft	14/934,374	11/06/2015	10,274,063	04/30/2019	06/23/2036
Thomson Industries, Inc.	United States	Differential Lock Actuation and Control	15/913,075	03/06/2018	10,683,921	06/16/2020	09/25/2038
Thomson Industries, Inc.	United States	Rotary Actuator	29/633,760	01/16/2018	D844038	03/26/2019	03/26/2034

Warner Electric LLC	United States	Electromechanical Screw Drive Actuator	10/609,883	06/30/2003	6,927,513	08/09/2005	08/22/2023

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Kilian Manufacturing Corporation	United States	Bearing Assembly for a Steering Assembly	11/773,715	07/05/2007	7,637,667	12/29/2009	07/16/2028